Third Quarter 2011 Earnings Conference Call October 25, 2011 Exhibit 99.2

10/25/11 Proprietary and Confidential 2
Safe Harbor
Certain statements and information included in this presentation are "forward-looking statements" under the Federal
Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, decreases in market demand in the commercial rental market and the sale of used vehicles, competition from other service providers, customer retention levels, unexpected volatility or declines in automotive or high-tech volume, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels or anticipate costs and liabilities from acquisitions, labor strikes or work stoppages affecting our or our customers’ business operations, driver shortages and increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi-employer plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations, adverse impacts of recently enacted regulations regarding vehicle emissions, the inability to prevent a data privacy breach, unanticipated outcomes in legal proceedings and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter 2011 Results Overview Asset Management Update Earnings Outlook Future Financial Reporting Enhancements Q & A 10/25/11 3 Proprietary and Confidential

10/25/11 Proprietary and Confidential 4
3rd Quarter Results Overview
Earnings per diluted share from continuing operations were $1.10 in 3Q11 vs.
$0.76 in 3Q10
– 3Q11 included a $0.01 tax benefit from acquisition-related transaction costs
Comparable earnings per share from continuing operations were $1.09 in 3Q11
vs. $0.76 in 3Q10
Total revenue increased 19% (and operating revenue increased 17%) vs. prior year reflecting the impact of acquisitions and organic revenue growth

2011	2010	% B/(W)
Operating Revenue [1]	$ 1,256.5	$ 1,071.6	17%
Fuel Services and Subcontracted Transportation Revenue	314.2	245.3	28%
Total Revenue	$ 1,570.7	$ 1,316.9	19%
Earnings Per Share From Continuing Operations	$ 1.10	$ 0.76	45%
Comparable Earnings Per Share From Continuing Operations [1]	$ 1.09	$ 0.76	43%
Earnings Per Share [2]	$ 1.10	$ 0.74	49%
Memo:			
Average Shares (*Millions*) - Diluted	50.8	51.5	
Tax Rate From Continuing Operations	35.0%	36.0%	
Comparable Tax Rate From Continuing Operations [1]	35.7%	36.0%	

Note: Amounts throughout presentation may not be additive due to rounding.
(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Includes discontinued operations and restructuring charges and other items.

Ryder

10/25/11 Proprietary and Confidential 5 Key Financial Statistics Third Quarter ($ Millions, Except Per Share Amounts)

2011	2010	% B/(W)
Operating Revenue [(1)]	$ 3,577.6	$ 3,096.3	16%
Fuel Services and Subcontracted Transportation Revenue	931.9	726.7	28%
Total Revenue	$ 4,509.4	$ 3,823.0	18%
Earnings Per Share From Continuing Operations	$ 2.39	$ 1.57	52%
Comparable Earnings Per Share From Continuing Operations[(1)]	$ 2.52	$ 1.57	61%
Earnings Per Share [(2)]	$ 2.35	$ 1.53	54%
Memo:			
Average Shares (*Millions*) - Diluted	50.9	52.2	
Tax Rate From Continuing Operations	40.0%	39.2%	
Comparable Tax Rate From Continuing Operations[(1)]	37.5%	39.2%	
Adjusted Return on Capital (*Trailing 12 month*)[(1)]	5.5%	4.5%	

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(2) Includes discontinued operations and restructuring charges and other items.

Ryder

10/25/11 Proprietary and Confidential 6 Key Financial Statistics Year-To-Date ($ Millions, Except Per Share Amounts)

10/25/11 Proprietary and Confidential 7
3rd Quarter Results Overview - FMS
Fleet Management Solutions (FMS) total revenue up 16% (and operating revenue up 12%) vs. prior year
– Contractual revenue up 4%
– Full service lease revenue up 5%
– Contract maintenance revenue decreased 2%
– Commercial rental revenue up 40%
– Fuel revenue up 28% due primarily to increase in fuel pass-throughs
FMS net before tax earnings (NBT) up 35%
– FMS NBT percent of operating revenue up 150 basis points to 9.0%
FMS earnings positively impacted by better commercial rental performance, improved used vehicle results and acquisitions
– These benefits were partially offset by higher compensation-related expenses and increased maintenance costs on an older lease fleet

10/25/11 Proprietary and Confidential 8
3rd Quarter Results Overview – SCS / DCC
Supply Chain Solutions (SCS) total revenue up 26% (and operating revenue up
26%) vs. prior year due to the TLC acquisition, higher volumes and new business
SCS net before tax earnings (NBT) up 47%
– SCS NBT percent of operating revenue up 100 basis points to 6.9%
SCS earnings increased due to the TLC acquisition, higher volumes and new business, partially offset by higher compensation costs
– Earnings also benefited from favorable insurance developments, foreign exchange gains and a facility sale
Dedicated Contract Carriage (DCC) total revenue up 31% (and operating revenue up 26%) due to the Scully acquisition and higher fuel pass-throughs
DCC net before tax earnings (NBT) down 3%
– DCC NBT percent of operating revenue down 170 basis points to 5.6%
DCC earnings increased due to the Scully acquisition and better operating performance, but were more than offset by higher compensation-related costs and legal claims

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

10/25/11 Proprietary and Confidential 9
Business Segments
2011 2010 % B/(W) 2011 2010 % B/(W)
Operating Revenue:
(1)
Fleet Management Solutions 824.7 $     733.9 $    12% 1,099.0 $ 948.9 $    16%
Supply Chain Solutions 326.8        258.5        26% 406.1        322.9        26%
Dedicated Contract Carriage 149.5        118.7        26% 158.9        121.4        31%
Eliminations (44.4)         (39.5)         (13)% (93.3)         (76.3)         (22)%
   Total 1,256.5 $ 1,071.6 $ 17% 1,570.7 $ 1,316.9 $ 19%
Segment Net Before Tax Earnings:
Fleet Management Solutions 74.2 $       54.8 $       35%
Supply Chain Solutions 22.4          15.2          47%
Dedicated Contract Carriage 8.4             8.6            (3)%
Eliminations (5.7)           (4.6)           (22)%
99.2          74.0          34%
Central Support Services (Unallocated Share) (11.6)         (12.0)         3%
Earnings Before Restructuring and Income Taxes
(1)
87.7          62.0          41%
Restructuring and Other Charges, Net and Other Items     -            -            -
Earnings Before Income Taxes 87.7          62.0          41%
Provision for Income Taxes (30.7)         (22.3)         (38)%
Earnings from Continuing Operations 56.9 $       39.7 $       44%
Comparable Earnings from Continuing Operations
(1)
56.4 $       39.7 $       42%
Net Earnings 56.5 $       38.8 $       46%
Memo: Total Revenue
Third Quarter
($ Millions)

(1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

(2) Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The restructuring and other items of $2.5 million in 2011 related entirely to the FMS segment.

10/25/11 Proprietary and Confidential 10
Business Segments
2011 2010 % B/(W) 2011 2010 % B/(W)
Operating Revenue:
(1)
Fleet Management Solutions 2,322.5 $ 2,120.3 $ 10% 3,143.7 $ 2,764.1 $ 14%
Supply Chain Solutions 966.2        746.7        29% 1,196.7     927.2        29%
Dedicated Contract Carriage 419.5        349.3        20% 444.0        360.8        23%
Eliminations (130.7)       (119.9)      (9)% (275.0)       (229.0)      (20)%
   Total 3,577.6 $ 3,096.3 $ 16% 4,509.4 $ 3,823.0 $ 18%
Segment Net Before Tax Earnings:
Fleet Management Solutions 180.2 $     122.7 $    47%
Supply Chain Solutions 51.7          34.8          49%
Dedicated Contract Carriage 25.5          24.4          4%
Eliminations (17.1)         (14.5)         (18)%
240.3        167.4        44%
Central Support Services (Unallocated Share) (31.6)         (30.7)         (3)%
Earnings Before Restructuring and Income Taxes
(1)
208.8        136.7        53%
Restructuring and Other Charges, Net and Other Items
(2)
(2.5)           -            NM
Earnings Before Income Taxes 206.3        136.7        51%
Provision for Income Taxes (82.6)         (53.6)         (54)%
Earnings from Continuing Operations 123.7 $     83.1 $       49%
Comparable Earnings from Continuing Operations
(1)
130.5 $     83.1 $       57%
Net Earnings 121.7 $     81.0 $       50%
Memo: Total Revenue
Year-To-Date
($ Millions)

10/25/11 Proprietary and Confidential 11
Capital Expenditures
2011 $
2011 2010 O/(U) 2010
Full Service Lease 614 $      488 $      127 $
Commercial Rental 580         358         222
Operating Property and Equipment 55           49           6
Gross Capital Expenditures 1,249      895         354
Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 224         162         62
Net Capital Expenditures 1,025 $   733 $      292 $
Memo: Acquisitions 362 $      7 $          355 $
Year-To-Date
($ Millions)

(1) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Free Cash Flow excludes acquisitions and changes in restricted cash.

Ryder

10/25/11 Proprietary and Confidential 12
Cash Flow from Continuing Operations
Year-To-Date
($ Millions)
2011 2010
Earnings from Continuing Operations 124 $              83 $
Depreciation 645                  628
Gains on Vehicle Sales, Net (46)                   (18)
Amortization and Other Non-Cash Charges, Net 41                     40
Pension Contributions (12)                   (11)
Changes in Working Capital and Deferred Taxes 31                     83
Cash Provided by Operating Activities 782                  804
Proceeds from Sales (Primarily Revenue Earning Equipment) 224                  162
Collections of Direct Finance Leases 46                     46
Other, Net -                        2
Total Cash Generated
(1)
1,052              1,014
Capital Expenditures
(2)
(1,165)             (861)
     Free Cash Flow
 (1)(3)
(113) $             153 $

Note: Equity includes impact of accumulated net pension related equity charge of $415 million as of 9/30/11, $423 million as of 12/31/10 and $405 million as of 9/30/10.

(1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $65 million as of 9/30/11, $100 million as of 12/31/10 and $114 million as of 9/30/10.

(2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating.

183%
203%
225%
275%
275%
234%
201%
146%
129%
151%
168%
157%
225%
0%
50%
100%
150%
200%
250%
300%
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 09/30/11 Long
Term
Target
Midpoint
Total Obligations
to Equity
Balance Sheet
Debt to Equity
10/25/11 Proprietary and Confidential 13
Debt to Equity Ratio
($ Millions)
(1)
(2)
9/30/11 12/31/10 9/30/10
Balance Sheet Debt 3,199 $              2,747 $              2,530 $
    Percent To Equity
220% 196% 180%
Total Obligations
(1)
3,263 $              2,847 $              2,644 $
    Percent To Equity
(1)
225% 203% 188%
Total Equity 1,451 $              1,404 $              1,408 $

Contents Third Quarter 2011 Results Overview Asset Management Update Earnings Outlook Future Financial Reporting Enhancements Q & A 10/25/11 14 Proprietary and Confidential

10/25/11 Proprietary and Confidential 15
Units held for sale were 5,100 at quarter end; up 9% from 4,700 units held for sale in the prior year
– Used vehicle inventory remains below target levels
The number of used vehicles sold in the third quarter were 4,100, down 7% compared with prior year due to lower average inventory levels
Proceeds per unit were up 39% for tractors and up 20% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates)
– Proceeds per unit were up 6% for tractors and 5% for trucks vs. the prior quarter
Vehicles no longer earning revenue were 7,600 at quarter end; up 700 or 10% from the prior year
Average third quarter total commercial rental fleet was up 30% year-over-year (12%
excluding acquisitions)
Global Asset Management Update
(1)
(1) Units rounded to nearest hundred.

Contents Third Quarter 2011 Results Overview Asset Management Update Earnings Outlook Future Financial Reporting Enhancements Q & A 10/25/11 16 Proprietary and Confidential

10/25/11 17
EPS Forecast – Continuing Operations
Fourth Quarter Full Year
2011 Comparable EPS Forecast
(1)
$ 0.92 - 0.97 $ 3.44 - 3.49
2010 Comparable EPS
(1)
$0.65 $2.22
($ Earnings Per Share)
Proprietary and Confidential
(1) Non-GAAP financial measure. (Comparable EPS in FY10 excludes a gain on sale of an international asset of $0.02, tax benefits of $0.21 and acquisition costs of $0.08.
Comparable EPS in 4Q11 excludes $0.06 of acquisition-related severance and other restructuring costs. Comparable EPS in FY11 excludes a $0.09 charge related to tax law changes and benefits and $0.08 of acquisition-related severance and other restructuring costs as well as transaction costs.)
Increasing full year 2011 EPS forecast from $3.33 – 3.43 to $3.44 – 3.49
Current forecast is as follows:

Contents Third Quarter 2011 Results Overview Asset Management Update Earnings Outlook Future Financial Reporting Enhancements Q & A 10/25/11 18 Proprietary and Confidential

Future Financial Reporting Enhancements
10/25/11 19 Proprietary and Confidential
Reporting Change Effective Date Merits of Change
New income statement
presentation
4Q2011 Increased visibility to types of
revenue
Aligns direct costs with revenues
Combined financial
reporting for SCS and
DCC segments
1Q2012 Industry vertical revenue
presentation for SCS and DCC
combined
Visibility into total DCC operating
revenue, including portion
traditionally within SCS
Exclude non-service
pension costs from
segment NBT
1Q2012 Provides better transparency to
segment operating results
Improves visibility into pension
plan performance
Ryder will make the following changes to the company’s
financial statement reporting:
Historical information will be provided for comparative purposes

Future Financial Reporting Enhancements
10/25/11 20 Proprietary and Confidential
Revenues:
Lease and rentals XXX A
Services XXX A
Fuel services XXX A
Revenue XXX A    Total Revenues XXX A
Costs and Expenses:
Operating expense XXX B Cost of lease and rentals XXX B, C, E, G
Salaries and employee related costs XXX C Cost of services XXX B, C, D, E
Subcontracted transportation XXX D Cost of fuel services XXX B, C, E
Depreciation expense XXX E Other operating expenses XXX B, E
Gains on vehicle sales, net XXX F Selling, general and administrative expenses XXX B, C, E
Equipment rental XXX G Gains on vehicles sales, net XXX F
Interest expense XXX H Interest expense XXX H
Miscellaneous (income) expense, net XXX I Miscellaneous (income) expense, net XXX I
Restructuring and other charges, net XXX J Restructuring and other charges, net XXX J
XXX K    Total Costs and Expenses XXX K
Earnings from continuing operations before
income taxes XXX L
Earnings from continuing operations before
income taxes XXX L
Memo:   Depreciation Expense XXX E
                Equipment Rental XXX G
Current Presentation Future Presentation
Revised format for the consolidated RSI income statement

Future Financial Reporting Enhancements
10/25/11 21 Proprietary and Confidential
Automotive
xxx
High-Tech
xxx
Retail & CPG
xxx
Industrial & Other
xxx
Operating Revenue
xxx
Subcontracted Transportation
xxx
Total Revenue
xxx
Segment Net Before Tax Earnings (NBT)
xxx
Segment NBT as % of Total Revenue
xxx
Segment NBT as % of Operating Revenue
xxx
Memo:  DCC Operating Revenue
xxx
               Fuel Costs
xxx
Combined financial reporting for SCS and DCC segments
NEW – WILL INCLUDE DCC ACTIVITY PREVIOUSLY
REPORTED IN SCS BUSINESS SEGMENT
CURRENT DCC SEGMENT REVENUE WILL BE REPORTED
IN THEIR RESPECTIVE INDUSTRY VERTICALS

Future Financial Reporting Enhancements
10/25/11 22 Proprietary and Confidential
Exclusion of non-service cost components of pension from segment NBT
-
Non-service cost components consist primarily of interest cost, expected return on plan assets and recognized net actuarial gains/losses
Segment Net Before Tax Earnings: Segment Net Before Tax Earnings:
Fleet Management Solutions Fleet Management Solutions
Supply Chain Solutions Supply Chain Solutions (incl. Dedicated Contract Carriage)
Dedicated Contract Carriage Eliminations
Eliminations
Central Support Services (Unallocated Share) Central Support Services (Unallocated Share)
Earnings Before Restructuring and Income Taxes Non-Service Pension Costs
Restructuring and Other Charges, Net and Other Items     Restructuring and Other Charges, Net and Other Items
Earnings Before Income Taxes Earnings Before Income Taxes
Current Presentation Future Presentation
NEW
RESTATED

Contents Third Quarter 2011 Results Overview Asset Management Update Earnings Outlook Future Financial Reporting Enhancements Q & A 10/25/11 23 Proprietary and Confidential

Q&A 10/25/11 24 Proprietary and Confidential

Appendix
Business Segment Detail
Central Support Services
Balance Sheet
Asset Management
Financial Indicators Forecast
Non-GAAP Financial Measures & Reconciliations
10/25/11 25 Proprietary and Confidential

10/25/11 Proprietary and Confidential 26
Fleet Management Solutions (FMS)
2011 2010 % B/(W)
Full Service Lease 509.9 $          487.5 $          5%
Contract Maintenance 39.1                40.1                (2)%
Contractual Revenue 549.0              527.6              4%
Contract-related Maintenance 51.6                41.2                25%
Commercial Rental 206.5              147.9              40%
Other 17.5                17.2                2%
Operating Revenue 824.7              733.9              12%
Fuel Services Revenue 274.4              215.1              28%
Total Revenue 1,099.0 $       948.9 $          16%
Segment Net Before Tax Earnings (NBT) 74.2 $             54.8 $             35%
Segment NBT as % of Total Revenue 6.7% 5.8%
Segment NBT as % of Operating Revenue 9.0% 7.5%
Third Quarter
($ Millions)

10/25/11 Proprietary and Confidential 27
Fleet Management Solutions (FMS)
2011 2010 % B/(W)
Full Service Lease 1,487.9 $       1,449.4 $       3%
Contract Maintenance 116.4              119.8              (3)%
Contractual Revenue 1,604.3          1,569.1          2%
Contract-related Maintenance 143.7              121.2              18%
Commercial Rental 522.2              379.5              38%
Other 52.4                50.4                4%
Operating Revenue 2,322.5          2,120.3          10%
Fuel Services Revenue 821.1              643.8              28%
Total Revenue 3,143.7 $       2,764.1 $       14%
Segment Net Before Tax Earnings (NBT) 180.2 $          122.7 $          47%
Segment NBT as % of Total Revenue 5.7% 4.4%
Segment NBT as % of Operating Revenue 7.8% 5.8%
Year-To-Date
($ Millions)

10/25/11 Proprietary and Confidential 28
Supply Chain Solutions (SCS)
Third Quarter
($ Millions)
2011 2010 % B/(W)
Automotive 115.3 $         114.7 $         1%
High-Tech 59.2               57.2               4%
Retail & CPG 109.6             45.7               140%
Industrial & Other 42.6               40.8               4%
Operating Revenue 326.8             258.5             26%
Subcontracted Transportation 79.3               64.3               23%
Total Revenue 406.1 $         322.9 $         26%
Segment Net Before Tax Earnings (NBT) 22.4 $            15.2 $            47%
Segment NBT as % of Total Revenue 5.5% 4.7%
Segment NBT as % of Operating Revenue 6.9% 5.9%
Memo: Fuel Costs 21.5 $            19.4 $            (11)%

10/25/11 Proprietary and Confidential 29
Supply Chain Solutions (SCS)
Year-To-Date
($ Millions)
2011 2010 % B/(W)
Automotive 345.9 $         334.4 $         3%
High-Tech 176.8             161.8             9%
Retail & CPG 317.3             131.7             141%
Industrial & Other 126.3             118.7             6%
Operating Revenue 966.2             746.7             29%
Subcontracted Transportation 230.5             180.5             28%
Total Revenue 1,196.7 $      927.2 $         29%
Segment Net Before Tax Earnings (NBT) 51.7 $            34.8 $            49%
Segment NBT as % of Total Revenue 4.3% 3.8%
Segment NBT as % of Operating Revenue 5.3% 4.7%
Memo: Fuel Costs 70.2 $            57.8 $            (21)%

10/25/11 Proprietary and Confidential 30
Dedicated Contract Carriage (DCC)
2011 2010 % B/(W)
Operating Revenue
149.5 $     118.7 $     26%
Subcontracted Transportation
9.5            2.7            248%
Total Revenue
158.9 $     121.4 $     31%
Segment Net Before Tax Earnings (NBT)
8.4 $         8.6 $         (3)%
Segment NBT as % of Total Revenue
5.3% 7.1%
Segment NBT as % of Operating Revenue
5.6% 7.3%
Memo: Fuel Costs
33.4 $       21.1 $       (58)%
Third Quarter
($ Millions)

10/25/11 Proprietary and Confidential 31
Dedicated Contract Carriage (DCC)
2011 2010 % B/(W)
Operating Revenue
419.5 $     349.3 $     20%
Subcontracted Transportation
24.5          11.5          114%
Total Revenue
444.0 $     360.8 $     23%
Segment Net Before Tax Earnings (NBT)
25.5 $       24.4 $       4%
Segment NBT as % of Total Revenue
5.7% 6.8%
Segment NBT as % of Operating Revenue
6.1% 7.0%
Memo: Fuel Costs
93.6 $       61.6 $       (52)%
Year-To-Date
($ Millions)

10/25/11 Proprietary and Confidential 32
Central Support Services (CSS)
2011 2010 % B/(W)
Allocated CSS Costs
43.0 $        35.8 $         (20)%
Unallocated CSS Costs
11.6           12.0            3%
Total CSS Costs
54.6 $        47.7 $         (14)%
Third Quarter
($ Millions)

10/25/11 Proprietary and Confidential 33
Central Support Services (CSS)
2011 2010 % B/(W)
Allocated CSS Costs
120.3 $      105.0 $       (15)%
Unallocated CSS Costs
31.6           30.7            (3)%
Total CSS Costs
151.9 $      135.7 $       (12)%
Year-To-Date
($ Millions)

10/25/11 Proprietary and Confidential 34
Balance Sheet
September 30, December 31,
2011 2010
Cash and Cash Equivalents 116 $                213 $
Other Current Assets 983                     810
Revenue Earning Equipment, Net 4,828                4,201
Operating Property and Equipment, Net 627                     607
Other Assets 892                     821
Total Assets 7,446 $             6,652 $
Short-Term Debt / Current Portion Long-Term Debt 255 $                420 $
Other Current Liabilities 908                     711
Long-Term Debt 2,943                2,327
Other Non-Current Liabilities (including Deferred Income Taxes) 1,888                1,790
Shareholders' Equity 1,451                1,404
Total Liabilities and Shareholders' Equity 7,446 $             6,652 $
($ Millions)

10/25/11 Proprietary and Confidential 35
U.S. Asset Management Update (a)
(a)
U.S. only
(b)
Excludes early terminations where customer purchases vehicle
(c)
Current year statistics may exclude some units due to a lag in reporting
(b)
Number of
Units
2,734
3,052
2,981
3,138
2,910
3,756
3,023
3,959
3,670
3,138
5,255
4,899
4,033
6,752
3,005
3,348
5,119
2,352
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
Redeployments Extensions Early Terminations
YTD 06 YTD 07 YTD 08 YTD 09 YTD 10 YTD 11
(c)
Redeployments – vehicles
coming off-lease with useful
life remaining are redeployed
in the Ryder fleet (Commercial
Rental, DCC, SCS, or with
another Lease customer).
Extensions –
Ryder re-prices
lease contract and extends
maturity date.
Early terminations –
customer elects to terminate
lease prior to maturity.
Depending on the remaining
useful life, the vehicle may be
redeployed in the Ryder fleet
(Commercial Rental, DCC,
SCS, other Lease customer) or
sold by Ryder.

(1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.
(3) 2000-2004 not restated for operations discontinued in 2009.
(4) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(5) 2011 Forecast range is ($190-240) million.

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Forecast
Long
Term
Target
Mispoint
10/25/11 Proprietary and Confidential 36
$1,054
$1,091
$1,381
$1,179
$835
$949
$1,252
$1,266
$1,684
$1,571
$1,328
$1,500
2000 2001 2002 2003
2004 2005 2006 2007 2008
Financial Indicators Forecast
(1)
Gross Capital Expenditures
(3)
($ Millions) Total Cash Generated
(2) (3)
Total Obligations to Equity Ratio
(2)
$1,289
$600
$725
$1,165
$657
$1,399
$1,182
2000 2001 2002 2003 2004 2005
Memo: Free Cash Flow (2) (3)
$1,757
2006 2007 2008
$1,265
2009 2010
2010 2009
$611
131 367 357 289 (208)
(4)
380 (242) (439) 341 614
$1,088
Total Obligations to Equity
Balance Sheet Debt to Equity
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
275%
146%
129%
234%
151%
157%
168%
225%
183%
203%
201%
Significant and predictable cash generation
Invest in growth (organic, acquisitions)
Over time appropriately move financial
leverage towards long term target of
250-300% Total Obligations to Equity
275%
Long
Term
Target
Midpoint
2011
Forecast
(215) (5)
2011
Forecast
2011
220%
Forecast
258
$1,755
Full Service Lease
PP&E/Other
Commercial Rental

(1) Calculated on a trailing 12 month basis. Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.

(2) Represents Adjusted Average Total Capital in millions. Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.

(3) Represents prior forecast provided on July 27, 2011.

Ryder

Adjusted Return on Capital
(1)
History
Proprietary and Confidential 37
Adjusted
Return on
Capital (ROC)
6.9%
6.8%
6.7% 6.6%
6.5%
6.3%
6.1%
5.6%
5.5%
7.7%
7.8%
7.9%
7.4% 7.3%
4.1%
4.8%
5.6%
5.7%
2004 2005 2006 2007 2008 2009 2010 Prior
2011
Current
2011
Cost of
Capital (COC)
Return on Equity 15.3% 14.6% 15.5%      14.2% 11.2% 4.4% 8.4% 11.2% 11.6%
Total Capital (2) $3,359 $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,641 $4,579
ROC O/(U) COC 0.8% 1.0% 1.2%      0.8% 0.8% (2.2)% (1.3)% -% 0.2%
10/25/11
Forecast Forecast
(3)

10/25/11 Proprietary and Confidential 38
Non-GAAP Financial Measures
This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors.  Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
Specifically, the following non-GAAP financial measures are included in this presentation:
Non-GAAP Financial Measure Comparable GAAP Measure
Reconciliation & Additional Information
Presented on Slide Titled Page
Operating Revenue Total Revenue Key Financial Statistics 5-6
Earnings Before Restructuring and Income Taxes Earnings before Income Taxes from Continuing
Operations
Business Segments 9-10
Comparable Earnings / EPS from Continuing
Operations
Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations
Reconciliation
17
Comparable NBT / Tax Rate NBT / Tax Rate NBT and Tax Rate from Continuing Operations
Reconciliation
40
Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 41-42
Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 45-46
Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio
Debt to Equity Reconciliation
13
43-44
FMS / SCS / DCC Operating Revenue and Segment
NBT as % of Operating Revenue
FMS / SCS / DCC Total Revenue and Segment
NBT as % of Total Revenue
Fleet Management Solutions / Supply Chain
Solutions / Dedicated Contract Carriage
26-31

Earnings and EPS from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
3Q11 - 3Q11 -
Earnings EPS
Reported 56.9 $     1.10 $
Tax Benefits (0.6)         (0.01)
Comparable 56.4 $     1.09 $
Proprietary and Confidential 39 39 10/25/11
YTD 11 - YTD 11 -
Earnings EPS
Reported 123.7 $   2.39 $
Tax Law Changes / Benefits 4.8           0.09
Acquisition Related Transaction Costs 1.5           0.03
Restructuring Charges 0.5           0.01
Comparable 130.5 $   2.52 $

Proprietary and Confidential 40
NBT and Tax Rate from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
3Q11 - 3Q11 - 3Q11 -
NBT Tax Tax Rate
Reported 87.7 $      30.7 $     35.0%
Tax Benefit -              0.6
Comparable
87.7 $      31.3 $     35.7%
10/25/11 40
YTD 11 - YTD 11 - YTD 11 -
NBT Tax Tax Rate
Reported 206.3 $    82.6 $     40.0%
Tax Law Changes / Benefits -              (4.8)
Acquisition Related Transaction Costs 1.7            0.2
Restructuring Charges 0.8            0.3
Comparable
208.8 $    78.3 $     37.5%

10/25/11 Proprietary and Confidential 41
Adjusted Return on Capital Reconciliation
9/30/11 9/30/10
Net Earnings
(1)
159 $             89 $
Restructuring and Other Charges, Net and Other Items 9                     16
Income Taxes 90                  62
Adjusted Earnings Before Income Taxes 257                167
Adjusted Interest Expense
(2)
136                133
Adjusted Income Taxes
(3)
(148)              (118)
Adjusted Net Earnings 245 $             182 $
Average Total Debt 2,916 $          2,480 $
Average Off-Balance Sheet Debt 86                  120
Average Adjusted Total Shareholders' Equity 1,433             1,410
Average Adjustments to Shareholders' Equity
(4)
1                     7
Adjusted Average Total Capital 4,437 $          4,017 $
Adjusted Return on Capital
(5)
5.5% 4.5%
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes implied interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) Represents comparable earnings items for those periods.
(5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business.
($ Millions)

10/25/11 Proprietary and Confidential 42
Adjusted Return on Capital Reconciliation
($ Millions)
2004 2005 2006 2007 2008 2009 2010
Net earnings
(1)
216 $        227 $        249 $        254 $        200 $        62 $          118 $
Cumulative effect of change in
accounting principle -               2               -               -               -               -               -
Restructuring and other charges,
net and other items (24)           (2)             -               1               70             30             6
Income taxes 115           129           144           152           150           54             61
Adjusted earnings before income
taxes 307           357           393           407           420           146           185
Adjusted interest expense
(2)
106           127           149           169           165           150           133
Adjusted income taxes
(3)
(156)         (186)         (207)         (220)         (230)         (122)         (124)
Adjusted net earnings 257 $        298 $        332 $        356 $        355 $        174 $        194 $
Average total debt 1,811 $     2,148 $     2,480 $     2,848 $     2,882 $     2,692 $     2,512 $
Average off-balance sheet debt 152           148           99             150           171           142           114
Average adjusted total
shareholders' equity 1,412        1,555        1,610        1,791        1,778        1,396        1,402
Average adjustments to
shareholders' equity
(4)
(16)           (5)             (5)             1               10             16             2
Adjusted average total capital 3,359 $     3,846 $     4,184 $     4,789 $     4,841 $     4,245 $     4,030 $
Adjusted return on capital
(5)
7.7% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8%
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) Represents comparable earnings items for those periods.
(5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized  across the business.

Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.

10/25/11 Proprietary and Confidential 43
Debt to Equity Reconciliation
% to % to % to % to % to % to % to % to
12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity
Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147%
Receivables Sold 345 110 - -        -       -         -         -
PV of minimum
lease payments
and guaranteed
residual values
under operating
leases for
vehicles 879 625 370 153 161 117 78           178
PV of contingent
rentals under
securitizations 209 441 311 -        -       -         -         -
Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157%
($ Millions)

10/25/11 Proprietary and Confidential 44
Debt to Equity Reconciliation
($ Millions)
% to % to % to % to % to
12/31/08 Equity
12/31/09 Equity 12/31/10 Equity 9/30/10 Equity 9/30/11 Equity
Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $2,530 180% $3,199 220%
Receivables Sold -           -           -           -           -
PV of minimum
lease payments and
guaranteed residual
values under
operating leases for
vehicles 163          119          100          114          65
Total Obligations $3,026 225% $2,617 183% $2,847 203% $2,644 188% $3,263 225%

(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows.

(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.

(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

(4) Amounts have not been recasted for operations discontinued in 2009.

(5) Free Cash Flow excludes acquisitions and changes in restricted cash.

10/25/11 Proprietary and Confidential 45
($ Millions)
Cash Flow Reconciliation
12/31/00
(4)
12/31/01
(4)
12/31/02
(4)
12/31/03
(4)
12/31/04
(4)
12/31/05 12/31/06 12/31/07 12/31/08 12/31/09
Cash Provided by Operating Activities 1,023 $    365 $       617 $       803 $       867 $       776 $       852 $       1,097 $    1,248 $    985 $
Less: Changes in Bal. of Trade Rec. Sold (270)         235          110          -                -                -                -                -                -                -
Collections of Direct Finance Leases 67             66             66             61             64             69             65             62             61             65
Proceeds from Sale (Prim. Rev. Earn. Equip.) 230          173          152          210          331          333          332          373          262          216
Proceeds from Sale & Leaseback of Assets -                -                -                13             118          -                -                150          -                -
Other Investing, Net 4               (4)              4               4               1               -                2               2               -                -
Total Cash Generated
(1)
1,054       835          949          1,091       1,381       1,179       1,252       1,684       1,571       1,266
Capital Expenditures
(2)
(1,296)      (704)         (582)         (734)         (1,092)      (1,387)      (1,691)      (1,304)      (1,230)      (652)
Free Cash Flow
(3)(5)
(242) $      131 $       367 $       357 $       289 $       (208) $      (439) $      380 $       341 $       614 $
Memo:
Depreciation Expense 580 $       545 $       552 $       625 $       706 $       735 $       739 $       811 $       836 $       881 $
Gains on Vehicle Sales, Net 19 $         12 $         14 $         16 $         35 $         47 $         51 $         44 $         39 $         12 $

(1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows.

(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.

(3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

(4) Free Cash Flow excludes acquisitions and changes in restricted cash.

10/25/11 Proprietary and Confidential 46
($ Millions)
Cash Flow Reconciliation
12/31/10 9/30/10 9/30/11
Cash Provided by Operating Activities from Continuing Operations 1,028 $      804 $        782 $
Proceeds from Sales (Primarily Revenue Earning Equipment) 235           162           224
Collections of Direct Finance Leases 62             46             46
Other, Net 3               2               -
Total Cash Generated
(1)
1,328        1,014        1,052
Capital Expenditures
(2)
(1,070)       (861)          (1,165)
Free Cash Flow
(3)(4)
258 $        153 $        (113) $
Memo:
Depreciation Expense 834 $        628 $        645 $
Gains on Vehicle Sales, Net 29 $          (18) $         (46) $

* * * * * * * ********